                               Collier, Johnson
                                   & Woods
                                A Professional
                                 Corporation
                                                        Certified Public
                                                        Accountants
                                                        1000 First City Tower II
                                                        Corpus Christi, Texas
                                                        78478-0599
                                                        (512) 884-9347
                                                        Fax (512) 884-9422


                         INDEPENDENT AUDITORS'  CONSENT


November 15, 1995


The Board of Directors
Corpus Christi Bancshares, Inc.
Corpus Christi, Texas

We consent to the inclusion of our reports dated January 5, 1994 and January 6, 1995, with respect to the annual statements of financial condition for the years 1993 and 1994, respectively, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended, which reports appear in Form 8-KSB of Corpus Christi Bancshares, Inc. of Corpus Christi, Texas dated November 15, 1995.

Our report dated January 6, 1995 refers to a change in the method of accounting for investment securities to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

                                        /s/ Collier, Johnson & Woods

                             FIRST NATIONAL BANK OF TAFT

                             AUDITED FINANCIAL STATEMENTS

                                  DECEMBER 31, 1994

                               Collier, Johnson
                                   & Woods
                                A Professional
                                 Corporation
                                                        Certified Public
                                                        Accountants
                                                        1000 First City Tower II
                                                        Corpus Christi, Texas
                                                        78478-0599
                                                        (512) 884-9347
                                                        Fax (512) 884-9422


                          INDEPENDENT AUDITOR'S REPORT

January 6, 1995



To the Stockholders and Directors
First National Bank of Taft
Taft, Texas

         We have audited the accompanying statement of financial condition of First National Bank of Taft as of December 31, 1994 and 1993 and the related statements of income, changes in stockholders' equity and statement of cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First National Bank of Taft as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

         In 1994, the Bank adopted Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This change is discussed in Note 1 of the Notes to Financial Statements.


         /s/ Collier, Johnson & Woods

                         FIRST NATIONAL BANK OF TAFT

                       STATEMENT OF FINANCIAL CONDITION

                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                              1994              1993
                                                                           ----------        ----------
                                             ASSETS
 Cash and Due From Banks                                                    1,187,987         1,970,684
 Securities (Note 2):
      Available-for-Sale Securities, at Fair Value                         27,436,868               ---
      Held-to-Maturity Securities, at Cost (Fair Value of
        $2,131,106 and $27,656,458, Respectively)                           2,059,446        26,736,741
 Federal Funds Sold                                                         1,075,000         3,900,000

 Loans (Note 3)                                                             5,643,982         6,284,464
      Less Allowance for Credit Losses                                        258,342           312,308
                                                                           ----------------------------
                Net Loans                                                   5,385,640         5,972,156

 Property and Equipment (Note 4)                                              185,238           208,272
 Other Real Estate                                                             19,450            19,450
 Accrued Interest Receivable                                                  550,954           467,102
 Deferred Federal Income Tax Benefit (Note 7)                                 142,494               ---
 Other Assets                                                                  68,540           141,425
 Federal Income Tax Receivable                                                  1,045           115,301
                                                                           ----------------------------
                TOTAL ASSETS                                               38,112,662        39,531,131
                                                                           ============================

                                 LIABILITIES AND SHAREHOLDERS  EQUITY
 Deposits:
      Demand                                                                5,853,458         6,128,934
      Savings and NOW                                                      19,117,817        18,715,630
      Time over $100,000 (Note 5)                                           1,200,000         1,302,178
      Other Time                                                            5,766,711         6,698,529
                                                                           ----------------------------
                Total Deposits                                             31,937,986        32,845,271

 Deferred Federal Income Tax (Note 7)                                             ---             2,844
 Dividend Payable                                                             630,000           630,000
 Accrued Expenses and Other Liabilities                                       124,750           228,172
                                                                           ----------------------------
                Total Liabilities                                          32,692,736        33,706,287

 Stockholders Equity:
      Common Stock $5 Par Value, 90,000 Shares
        Authorized, Issued and Outstanding                                    450,000           450,000
      Surplus                                                                 450,000           450,000
 Undivided Profit                                                           4,885,734         4,924,844
 Net Unrealized Loss on Available-for-Sale
    Securities, Net of Tax of $156,775 in 1994                               (365,808)              ---
                                                                           ----------------------------
                Total Stockholders Equity                                   5,419,926         5,824,844

 Commitments and Contingencies (Note 9)                                           ---               ---
                                                                           ----------------------------
           TOTAL LIABILITIES AND STOCKHOLDERS  EQUITY                      38,112,662        39,531,131
                                                                           ============================

See Notes to Financial Statements

                         FIRST NATIONAL BANK OF TAFT

                             STATEMENT OF INCOME


                                                                              YEAR ENDED DECEMBER 31,
                                                                           ----------------------------
                                                                              1994              1993
                                                                           -----------       ----------
 Interest Income:
      Interest and Fees on Loans                                              586,418           611,809
      Interest and Dividends on Securities                                  1,687,978         1,738,302
      Interest on Federal Funds Sold                                          143,520           220,408
                                                                           ----------------------------
                Total Interest Income                                       2,417,916         2,570,519

 Interest Expense                                                             810,252           889,112
                                                                           ----------------------------
                Net Interest Income                                         1,607,664         1,681,407

 Reduction in Allowance for Credit Losses                                     (50,000)              ---
                                                                           ----------------------------
                Net Interest Income After Reduction in
                   Allowance for Credit Losses                              1,657,664         1,681,407

 Other Income:
      Service Charges                                                         139,974           150,130
      Other Operating                                                          37,891            53,813
                                                                           ----------------------------
                Total Other Income                                            177,865           203,943

 Other Expenses:
      Net Realized Loss on Sales of Securities                                 10,259               ---
      Salaries and other Employee Benefits                                    413,903           420,255
      Occupancy Expenses of Bank Premises                                      73,410            71,058
      Furniture, Fixture and Equipment                                         61,116            63,283
      Other Operating                                                         454,786           477,925
                                                                           ----------------------------
                Total Other Expenses                                        1,013,474         1,032,521
                                                                           ----------------------------
                Income Before Federal Income Taxes                            822,055           852,829

 Federal Income Taxes (Note 7):
      Current                                                                 219,728           217,856
      Deferred                                                                 11,437             6,557
                                                                           ----------------------------
                Total Federal Income Taxes                                    231,165           224,413
                                                                           ----------------------------

                NET INCOME                                                    590,890           628,416
                                                                           ============================

See Notes to Financial Statements.

                          FIRST NATIONAL BANK OF TAFT

                 STATEMENT OF CHANGES IN STOCKHOLDERS'  EQUITY

                     YEAR ENDED DECEMBER 31, 1994 AND 1993

                                                                                             NET UNREALIZED
                                                                                                LOSS ON
                                                                                               AVAILABLE-
                                             COMMON                          UNDIVIDED          FOR-SALE
                                             STOCK            SURPLUS         PROFITS          SECURITIES         TOTAL
                                            ---------        ---------      ---------         ------------      ---------
Balance, December 31, 1992                    450,000          450,000        4,926,428              ---        5,826,428
Net Income Year Ended December 31,
  1993                                            ---              ---          628,416              ---          628,416
Cash Dividends Declared                           ---              ---         (630,000)             ---         (630,000)
                                            -----------------------------------------------------------------------------
      Balance, December 31, 1993              450,000          450,000        4,924,844              ---        5,824,844

Net Income Year Ended December 31,
  1994                                            ---              ---          590,890              ---          590,890
Cash Dividends Declared                           ---              ---         (630,000)             ---         (630,000)
Net Changes in Unrealized Loss on
  Available-for-Sale Securities, Net of
  Taxes of $156,775                               ---              ---              ---         (365,808)        (365,808)
                                            -----------------------------------------------------------------------------
         BALANCE, DECEMBER 31,
         1994                                 450,000          450,000        4,885,734         (365,808)       5,419,926
                                            =============================================================================

See Notes to Financial Statements

                          FIRST NATIONAL BANK OF TAFT

                            STATEMENT OF CASH FLOWS


                                                                            YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                          1994                 1993
                                                                       --------------   ------------
Cash Flows from Operating Activities:
  Net Income                                                               590,890           628,416
  Adjustments to Reconcile Net Income to Net
  Cash Provided by Operating Activities:
   Depreciation                                                             27,862            29,371
   Discount Accretion Net of Premium Amortization
    on Securities                                                          209,381           119,170
   Reduction in Allowance for Credit Losses                                (50,000)              ---
   Deferred Federal Income Taxes                                            11,437             6,557
   Net Realized Loss on Sale of Securities                                  10,259               ---
   Net Gain on Sale of Other Real Estate                                       ---           (15,866)
   Change in Accrued Interest Receivable                                   (83,852)           52,481
   Change in Other Assets                                                   72,885           (32,382)
   Change in Federal Income Tax Receivable                                 114,256          (115,301)
   Change in Accrued Expenses and Other Liabilities                       (103,423)          (31,449)
                                                                       -----------------------------
     Net Cash Provided by Operating Activities                             799,695           640,997

Cash Flows from Investing Activities:
  Proceeds from Sales of Available-for-Sale Securities                   1,984,688               ---
  Proceeds from Maturities of Available-for-Sale Securities              6,922,771               ---
  Purchase of Available-for-Sale Securities                            (13,030,624)              ---
  Proceeds from Maturities of Held-to-Maturity Securities                   515,000       10,518,400
  Proceeds from Sales of Held-to-Maturity Securities                        106,369              ---
  Purchase of Held-to-Maturity Securities                                       ---       (9,278,773)
  Proceeds from Sale of Other Real Estate                                       ---          200,216
  Net Decrease in Federal Funds Sold                                      2,825,000        3,725,000
  Net Decrease (Increase) in Loans                                          636,514         (589,318)
  Purchase of Equipment, Furniture and Fixtures                              (4,827)         (20,208)
                                                                       -----------------------------
       Net Cash Provided by (Used in) Investing Activities                  (45,109)       4,555,317

Cash Flows from Financing Activities:
  Net Decrease in Deposits                                                 (907,283)      (5,290,426)
  Payment of Dividends                                                     (630,000)        (630,000)
                                                                       -----------------------------
       Net Cash Used by Financing Activities                             (1,537,283)      (5,920,426)
                                                                       -----------------------------
       Decrease in Cash and Due from Banks                                 (782,697)        (724,112)

Cash and Due from Banks at Beginning of Year                              1,970,684        2,694,796
                                                                       -----------------------------
       CASH AND DUE FROM BANKS AT END OF
       YEAR                                                               1,187,987        1,970,684
                                                                       =============================

See Notes to Financial Statements.

                          FIRST NATIONAL BANK OF TAFT

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1994 AND 1993


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                 The accounting and reporting practices of First National Bank of Taft conform to generally accepted accounting principles and to general practice within the banking industry. The following is a description of the more significant accounting policies.

         Available-for-Sale Securities and Held-to-Maturity Securities

                 Effective January 1, 1994, the Bank adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Securities that may be sold in response to or in anticipation of changes in interest rates and resulting prepayment risk, or other factors, are classified as available-for-sale and carried at fair value. The unrealized gains and losses on these securities are reported net of applicable taxes in a separate component of stockholders' equity. Securities that the Bank has a positive intent and ability to hold to maturity are carried at cost, adjusted for premiums and discounts. As of December 31, 1993, all securities are classified as held-to-maturity and carried at cost, adjusted for premium and discounts.

                 Gains and losses on the sale of investment securities are computed on the basis of specific identification of the adjusted cost of each security.

         Loans and Allowance for Credit Losses

                 Loans are carried at outstanding unpaid principal balances, reduced by any charge-offs or specific valuation accounts and net of any deferred fees or costs or originated loans, or unamortized premiums or discounts on purchased loans.

                 Interest on loans is accrued and credited to income based on the principal amount outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed.

                 The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon recent loss experience, known and inherent risk in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, current economic conditions, and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for credit losses and recoveries on loans previously charged-off are added to the allowance.

         Property and Equipment

                 Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recorded on the straight line and accelerated methods over the estimated useful lives of the respective assets.

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continuation)

         Other Real Estate Owned

                 Real estate acquired through, or in lieu of, loan foreclosure are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management, and the real estate is carried at the lower cost or fair value minus estimated costs to sell. Revenue and expenses from operations and additions to the valuation allowance are charged to operating expenses.

         Federal Income Taxes

                 Federal income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences in the basis of loans, property and equipment, other real estate, prepaid expenses and accretion of discount on tax exempt securities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future Federal income taxes.

         Other

                 The Bank uses the accrual basis of accounting for financial reporting purposes, except for certain minor sources of income which are recorded when received. The difference in methods of accounting for these items is not significant.

Note 2 - SECURITIES

                 The carrying value and approximate fair value of securities as of December 31, 1994 and 1993 are as follows:


                                                            GROSS              GROSS
                                         AMORTIZED        UNREALIZED         UNREALIZED        FAIR
                                           COST             GAINS              LOSSES          VALUE
                                    -----------------  ---------------  -----------------  -------------
Available-for-Sale Securities:
 December 31, 1994:
  U.S. Treasury Securities              20,205,285                 --          (419,979)      19,785,306
  U.S. Government and Agency
   Obligations                           7,694,417            145,964          (248,569)       7,591,812
  Other Securities                          59,750                 --                --           59,750
                                    --------------------------------------------------------------------
   TOTAL                                27,959,452            145,964          (668,548)      27,436,868
                                    ====================================================================

Note 2 - SECURITIES - (Continuation)

                                                            GROSS              GROSS
                                         AMORTIZED        UNREALIZED         UNREALIZED        FAIR
                                           COST             GAINS              LOSSES          VALUE
                                      --------------  -----------------  ----------------  ------------
Held-to-Maturity Securities:
 December 31, 1994 -
  Obligations of States and Political
   Subdivisions                         2,059,446             71,660                --        2,131,106
                                      -----------------------------------------------------------------
   TOTAL                                2,059,446             71,660                --        2,131,106
                                      =================================================================

December 31, 1993:
 U.S. Treasury Securities              14,383,576            151,894                --       14,535,470
 U.S. Government and Agency
  Obligations                           9,598,837            522,605                --       10,121,442
 Obligation of States and Political
  Subdivisions                          2,694,578            245,218                --        2,939,796
 Other Securities                          59,750                 --                --           59,750
                                      -----------------------------------------------------------------
   TOTAL                               26,736,741            919,717                --       27,656,458
                                      =================================================================

                 Gross realized gains and gross realized losses on sales of available-for-sale and held-to-maturity securities in 1994 were:

                                                                                1994
                                                                             ---------
             Held-to-Maturity:
               Gross Realized Gains -
                 Obligations of States and Political Subdivisions                  3,894
                                                                             -----------
                    Total Held-to-Maturity                                         3,894

             Available-for-Sale:
               Gross Realized Losses -
                 U.S. Government and Agency Securities                            14,153
                                                                             -----------
                    Total Available for Sale                                      14,153
                                                                             -----------
                    NET REALIZED LOSS ON SALES OF
                      SECURITIES                                                  10,259
                                                                             ===========

                 During 1993, no securities were sold. On October 13, 1994, a held-to-maturity security was sold with a amortized cost of $102,475, resulting in a realized gain of $3,894. This decision to sell was caused by evidence of significant deterioration in the issuer's credit-worthiness.

Note 2 - SECURITIES - (Continuation)

                 The following table shows the maturity distribution of the portfolio at December 31, 1994:

                                                   HELD-TO-MATURITY                 AVAILABLE-FOR-SALE
                                                     SECURITIES                        SECURITIES
                                            ------------------------------  ------------------------------
                                              AMORTIZED          FAIR           AMORTIZED          FAIR
                                                COST             VALUE            COST             VALUE
                                            -------------  ---------------  ----------------  ------------
Due in One year of Less                         433,617          441,969        6,050,774        6,009,529
Due from One Year to Five Years               1,625,829        1,689,138       14,154,511       13,775,777
Due from Five to Ten Years                           --               --        2,924,249        2,678,473
Due After Ten Years                                  --               --        4,829,917        4,973,089
                                            --------------------------------------------------------------
    TOTAL                                     2,059,446        2,131,107       27,959,451       27,436,868
                                            ==============================================================


                 Securities with a fair value of $2,309,070 at December 31, 1994 and $1,350,226 at December 31, 1993 were pledged to secure public funds on deposit and for other purposes required or permitted by law.

Note 3 - LOANS

                 Loans as of December 31, 1994 and 1993 consisted of the following:

                                                           1994                1993
                                                        ------------         -----------
         Commercial                                        859,211             1,565,839
         Personal                                          110,092               109,581
         Installment                                       228,984               177,960
         Consumer                                          176,328               129,748
         Real Estate                                       914,231               873,422
         Farm                                            3,150,534             3,203,062
         Student Loans                                     220,729               236,032
         Overdrafts                                            498                 2,124
                                                        --------------------------------
             Total Loans                                 5,660,607             6,297,768

         Less Unearned Discount                             16,625                13,304
                                                        --------------------------------
             NET LOANS BEFORE ALLOWANCE FOR
              CREDIT LOSSES                              5,643,982             6,284,464
                                                        ================================


                 The rate sensitivity of the loan portfolio at December 31, 1994 and 1993 are as follows:

                                                        1994                1993
                                                    ---------------  ---------------
         Loans at Fixed Interest Rates               2,235,959             1,730,349
         Loans at Variable Interest Rates            3,424,648             4,567,419
                                                    --------------------------------
             TOTAL                                   5,666,607             6,297,768
                                                    ================================

                 Non-accrual loans at December 31, 1994 and 1993 were $102,667 and $4,581, respectively.

Note 3 - LOANS

                 The activity in the allowance for credit losses for the years ended December 31, 1994 and 1993, is summarized below:

                                                                1994              1993
                                                           ---------------  ---------------
         Balance at Beginning of Year                         312,308               270,315
         Additions - Recoveries of Loans Previously
          Charged-off                                              --                42,960

         Reductions:
          Loans Fully or Partially Charged-off                  3,966                   967
          Reduction in Allowance for Credit Losses             50,000                    --
                                                           --------------------------------
             Total Reductions                                  53,966                   967
                                                           --------------------------------
             BALANCE AT END OF YEAR                           258,342               312,308
                                                           ================================

Note 4 - PROPERTY AND EQUIPMENT

                 A summary of property and equipment as of December 31, 1994 and 1993 are as follows:

                                                            1994              1993
                                                       ---------------  ---------------

         Building and Improvements                        453,650               453,650
         Equipment, Furniture and Fixtures                548,907               544,080
                                                       --------------------------------
             Total Property and Equipment               1,002,557               997,730

         Less Accumulated Depreciation                    817,319               789,458
                                                       --------------------------------
             NET PROPERTY AND EQUIPMENT                   185,238               208,272
                                                       ================================


                 Depreciation expense on the above assets was $27,862 and $29,371 for the year ended December 31, 1994 and 1993, respectively.

Note 5 - TIME DEPOSITS OVER $100,000

                 Time deposits over $100,000 and their remaining maturities at December 31, 1994 are as follows:

                 Three Months or Less                             200,000
                 Three Through Six Months                         300,000
                 Six Through Twelve Months                        600,000
                 Over Twelve Months                               100,000
                                                                ---------
                        TOTAL                                   1,200,000
                                                                =========

Note 6 - PENSION PLAN

                 The Bank has a noncontributory pension plan covering all regular, full-time employees. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service with the Bank and compensation rates near retirement. The 1993 actuarial computation assumed a discount rate of 7.5%, annual salary increases of 4% and an expected long-term rate of return of 7.5%. The Bank's policy is to fund accrued pension costs and amortize transition assets over fifteen years using the straight-line method. Assets of the plan are invested in collective fixed and equity funds managed by a commercial trust department.

                 The Bank's net periodic pension cost includes the following components:

                                                                  1994                  1993
                                                               ------------------------------

         Service Cost                                             37,945                26,057
         Interest Cost                                            44,598                44,853
         Actual Return on Plan Assets                            (20,998)              (65,419)
         Amortization of Transitional Obligation                 (16,308)              (16,308)
         Amortization of (Gain) Loss                             (45,237)               10,817
                                                                ------------------------------
            NET PERIODIC PENSION COST                                 --                    --
                                                                ==============================

            The funded status of the plan follows:

         Actuarial Present Value of Benefit Obligations:
          Vested Benefit Obligations                             616,708               582,134
          Nonvested Benefits                                       2,426                 5,022
                                                                ------------------------------
            Accumulated Benefit Obligations                      619,134               587,156

         Effect of Future Salary Increases                       156,995               110,656
                                                                ------------------------------
            Projected Benefit Obligation                         776,129               697,812

         Plan Assets at Fair Value                               904,011               932,504
                                                                ------------------------------
            PLAN ASSETS IN EXCESS OF PROJECTED
             BENEFIT OBLIGATIONS                                 127,882               234,692
                                                                ==============================


         The excess consists of the following:

                                                                   1994                  1993
                                                                ------------------------------

         Unrecognized Net Gain                                   (64,847)               19,397
         Unamortized Asset at Transition                         146,775               163,083
         Prepaid Paid Pension Cost                                45,954                52,212
                                                                ------------------------------

            TOTAL                                                127,882               234,692
                                                                ==============================

Note 7 - FEDERAL INCOME TAXES

                 A reconciliation of income tax at the Federal statutory rate to income tax expense at the Bank's effective rate is as follows:

                                                                                 1994             1993
                                                                            --------------   -------------
         Expected Tax Expense at the Statutory Rates                         279,499               289,962
         Differences Resulting from:
          Tax Exempt Interest on Obligations of States and
           Political Subdivisions                                            (52,508)              (64,188)
          Other                                                                4,174                (1,361)
                                                                            ------------------------------

            TOTAL INCOME TAXES                                               231,165               224,413
                                                                            ==============================

                 The significant components of deferred income tax assets and liabilities at December 31, 1994 and 1993 are as follows:

                                                                                 1994             1993
                                                                            --------------   -------------

         Deferred Tax Asset -
          Unrealized Appreciation on Available-for-Sale
           Securities                                                        156,775                    --

         Deferred Tax Liabilities:
          Discount Accretion on Tax Exempt Securities                         (1,244)               (2,471)
          Bad Debts                                                          (10,945)                6,055
          Prepaid Expenses                                                    (2,092)               (6,428)
                                                                            ------------------------------
            Total Deferred Tax Liabilities                                   (14,281)               (2,844)
                                                                            ------------------------------

            NET DEFERRED INCOME TAX ASSET
             (LIABILITY)                                                     142,494                (2,844)
                                                                            ==============================


Note 8 - SUPPLEMENTAL CASH FLOW INFORMATION

                 Cash paid for interest in 1994 and 1993 was $813,287 and $912,721, respectively. Cash payments for Federal taxes was $105,472 and $310,642 in 1994 and 1993, respectively.

Note 9 - COMMITMENTS AND CONTINGENT LIABILITIES

                 The Bank's financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of business and which involve elements of credit risk, interest rate risk and liquidity risk. These commitments and contingent liabilities are commitments to extend credit, commercial letters of credit and standby letters of credit. A summary of the Bank's commitments and contingent liabilities at December 31, 1994 is as follows:

          Commitments to Extend Credit                                     $2,964,058
          Standby Letters of Credit                                           $45,000

Note 9 - COMMITMENTS AND CONTINGENT LIABILITIES - (Continuation)

                 Commitments to extend credit, commercial letters of credit and standby letters of credit all include exposure to some credit loss in the event of nonperformance of the customer. The Bank's credit policies and procedures for credit commitments and financial guarantees are the same as those for extension of credit that are recorded on the statement of financial condition.

                 The Bank is involved in various claims and suits occurring in the ordinary course of business. In the opinion of management and legal counsel, potential liabilities arising from these matters, if any, would not have a material effect on the Bank's financial condition.

                 The Bank leases its Portland - ATM banking facility under long-term operating lease agreements expiring in 1998.

                 A summary of future minimum rental payments required under long-term operating leases follows:

                 Year Ended December 31,:
                 1995                                        3,900
                 1996                                        3,900
                 1997                                        3,900
                 1998                                        2,600
                                                           -------
                   TOTAL FUTURE MINIMUM RENTAL
                    PAYMENTS                                14,300
                                                           =======

Note 10 - RELATED PARTY TRANSACTIONS

                 In the ordinary course of business, the Bank makes loans to officers, directors and principal stockholders. These loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Such loans amounted to at $787,794 at December 31, 1994 and $833,686 at December 31, 1993.

Note 11 - CONCENTRATION OF CREDIT

                 All of the Bank's loans, commitments and standby letters of credit have been granted to customers in the Bank's market area. Investments in obligations of state and political subdivision securities are concentrated within the State of Texas. The concentration of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding. The Bank does not extend credit to any single borrower or group of related borrowers in excess of regulatory limits.

Note 12 - REGULATORY MATTERS

                 The Bank is subject to various regulatory capital requirements administered by the Federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - possibly additional discretionary - actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. The regulations require the Bank to meet specific capital adequacy guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital classification is also subject to qualitative judgments by the regulators about components, risk-weightings, and other factors.

Note 12 - REGULATORY MATTERS - (Continuation)

                 Qualitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of Tier 1 capital (as defined in the regulations) to total average assets (as defined), and minimum ratios of Tier 1 and total capital (as defined) to risk-weighted assets (as defined).

                                                                    CAPITAL ADEQUACY
                                                                 ----------------------
                                                       REQUIRED                        ACTUAL
                                             ---------------------------    ----------------------------
                                               AMOUNT         (RATIO)           AMOUNT          (RATIO)
                                             -----------   -------------    --------------    -----------
As of December 31, 1994:
 Tier 1 Capital (to Average Assets)          1,524,520             (4%)        5,786,000            (15%)
 Tier 1 Capital (to Risk-Weighted Assets)      543,760             (4%)        5,786,000            (43%)
 Total Capital (to Risk-Weighted Assets)     1,087,520             (8%)        5,956,000            (44%)

As of December 31, 1993:
 Tier 1 Capital (to Average Assets)          1,581,480             (4%)        5,824,844            (15%)
 Tier 1 Capital (to Risk-Weighted Assets)      819,360             (4%)        5,824,844            (28%)
 Total Capital (to Risk-Weighted Assets)     1,638,720             (8%)        6,081,000            (30%)

                 Management believes, as of December 31, 1994, that the Bank meets all capital requirements to which it is subject.

                          FIRST NATIONAL BANK OF TAFT

                          AUDITED FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

                                Collier, Johnson
                                     &Woods
                                 A Professional
                                  Corporation

                                                        Certified Public
                                                        Accountants
                                                        1000 First City Tower II
                                                        Corpus Christi, Texas
                                                        78478-0599
                                                        (512) 884-9347
                                                        Fax (512) 884-9422


                          INDEPENDENT AUDITOR'S REPORT

January 5, 1994



To the Stockholders and Directors
First National Bank of Taft
Taft, Texas

     We have audited the accompanying statement of financial condition of First National Bank of Taft as of December 31, 1993 and 1992 and the related statements of income, changes in stockholders' equity and statement of cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First National Bank of Taft as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


     /s/ Collier, Johnson & Woods

                          FIRST NATIONAL BANK OF TAFT

                        STATEMENT OF FINANCIAL CONDITION


                                                                                               DECEMBER 31,
                                                                                      -----------------------------
                                                                                         1993               1992
                                                                                      -----------------------------
                                                   ASSETS
Cash and Due From Banks                                                                1,970,684          2,694,796
Investment Securities (Approximate Market Value of
  $27,656,458 and $29,362,024) (Note 2)                                               26,736,741         28,095,538
Federal Funds Sold                                                                     3,900,000          7,625,000

Loans (Note 3)                                                                         6,284,464          5,653,153
   Less Allowance for Credit Losses
                                                                                         312,308            270,315
                                                                                      -----------------------------
           Net Loans                                                                   5,972,156          5,382,838

Property and Equipment (Note 4)                                                          208,272            217,435
Other Real Estate                                                                         19,450            203,800
Accrued Interest Receivable                                                              467,102            519,583
Deferred Federal Income Tax Benefit (Note 7)                                               6,055              3,713
Other Assets                                                                             141,425            109,043
Federal Income Tax Receivable                                                            115,301                ---
                                                                                      -----------------------------
          TOTAL ASSETS                                                                39,537,186         44,851,746
                                                                                      =============================
                                               LIABILITIES AND
                                            STOCKHOLDERS  EQUITY

Deposits
     Demand                                                                            6,128,934          5,547,406
     Savings and NOW                                                                  18,715,630         22,581,087
     Time over $100,000 (Note 5)                                                       1,302,178          2,410,390
     Other Time                                                                        6,698,529          7,596,814
                                                                                      -----------------------------
          Total Deposits                                                              32,845,271         38,135,697

Deferred Federal Income Tax (Note 7)                                                       8,899                ---
Dividend Payable                                                                         630,000            630,000
Accrued Expenses and Other Liabilities                                                   228,172            259,621
                                                                                      -----------------------------
          Total Liabilities                                                           33,712,342         39,025,318

Stockholders  Equity:
     Common Stock $5 Par Value, 90,000 Shares
        Authorized, Issued and Outstanding                                               450,000            450,000
Surplus                                                                                  450,000            450,000
Undivided Profit                                                                       4,924,844          4,926,428
                                                                                      -----------------------------
          Total Stockholder s Equity                                                   5,824,844          5,826,428

Commitments and Contingencies (Note 9)                                                       ---                ---
                                                                                      -----------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS  EQUITY                                  39,537,186         44,851,746
                                                                                      =============================

See Notes to Financial Statements.

                          FIRST NATIONAL BANK OF TAFT

                              STATEMENT OF INCOME

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------
                                                                                          1993               1994
                                                                                       ----------------------------
Interest Income:
     Interest and Fees on Loans                                                          611,809            651,809
     Interest and Dividends on Investment Securities:
          Taxable                                                                      1,538,086          2,096,036
          Exempt from Federal Income Taxes                                               200,216            259,715
     Interest on Deposits with Banks                                                         ---                 37
     Interest on Federal Funds Sold                                                      220,408            174,194
                                                                                       ----------------------------
          Total Interest Income                                                        2,570,519          3,181,791

Interest Expense                                                                         889,112          1,245,802
                                                                                       ----------------------------
          Net Interest Income                                                          1,681,407          1,935,989

Reduction in Allowances for Credit Losses                                                    ---           (100,000)
          Net Interest Income After Reduction in
            Allowance for Credit Losses                                                1,681,407          2,035,989

Other Income:
     Net Investment Securities Gain                                                          ---            110,405
     Service Charges                                                                     150,130            140,016
     Other Operating                                                                      53,813             63,329
                                                                                       ----------------------------
          Total Other Income                                                             203,943            313,750

Other Expenses:
     Salaries and other Employee Benefits                                                420,255            404,278
     Occupancy Expenses of Bank Premises                                                  71,058             68,604
     Furniture, Fixture and Equipment                                                     63,283             63,845
     Other Operating                                                                     477,925            478,189
                                                                                       ----------------------------
          Total Other Expenses                                                         1,032,521          1,014,916
                                                                                       ----------------------------
          Income Before Federal Income Taxes                                             852,829          1,334,823

Federal Income Taxes (Note 7):
     Current                                                                             217,856            333,059
     Deferred                                                                              6,557             37,748
                                                                                       ----------------------------
          Total Federal Income Taxes                                                     224,413            370,807
                                                                                       ----------------------------
          NET INCOME                                                                     628,416            964,016
                                                                                       ============================


See Notes to Financial Statements

                          FIRST NATIONAL BANK OF TAFT

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                     YEAR ENDED DECEMBER 31, 1993 AND 1992


                                                           COMMON                          UNDIVIDED
                                                           STOCK           SURPLUS          PROFITS           TOTAL
                                                          ----------------------------------------------------------
Balance, December 31, 1991                                450,000          450,000        4,592,412        5,492,412
Net Income Year Ended
   December 31, 1992                                          ---              ---          964,016          964,016
Cash Dividends Declared                                       ---              ---         (630,000)        (630,000)
                                                          ----------------------------------------------------------
          Balance, December 31, 1992                      450,000          450,000        4,926,428        5,826,428

Net Income Year Ended
   December 31, 1993                                          ---              ---          628,416          628,416
Cash Dividends Declared                                       ---              ---         (630,000)        (630,000)
                                                          ----------------------------------------------------------

          BALANCE, DECEMBER 31, 1993                      450,000          450,000        4,924,844        5,824,844
                                                          ==========================================================

See Notes to Financial Statements.

                         FIRST NATIONAL BANK OF TAFT

                           STATEMENT OF CASH FLOWS

                                                                         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         1993               1992
                                                                     -----------------------------
Cash Flows from Operating Activities:
     Net Income                                                         628,416            964,016
     Adjustments to Reconcile Net Income to Net
       Cash Provided by Operating Activities:
          Depreciation                                                   29,371             29,912
          Discount Accretion Net of Premium Amortization
            on Investment Securities                                    119,170             63,381
          Reduction in Allowance for Credit Losses                          ---           (100,000)
          Deferred Federal Income Taxes                                   6,557             37,748
          Net Investment Security Gains                                     ---           (110,405)
          Net Gain on Sale of Other Real Estate                         (15,866)               ---
          Change in Accrued Interest Receivable                          52,481             28,435
          Change in Other Assets                                        (32,382)           (77,775)
          Change in Federal Income Tax Receivable                      (115,301)               ---
          Change in Federal Income Taxes Payable                            ---            (47,672)
          Change in Accrued Expenses and Other Liabilities              (31,449)           (98,398)
                                                                     -----------------------------
               Net Cash Provided by Operating Activities                640,997            689,242

Cash Flows from Investing Activities:
     Net Decrease in Interest Bearing Deposits with Banks                   ---              2,620
     Proceeds from Sales of Investment Securities                           ---          3,400,183
     Proceeds from Maturities of Investment Securities               10,518,400          6,171,540
     Proceeds from Sale of Other Real Estate                            200,216                ---
     Purchase of Investment Securities                               (9,278,773)        (7,299,843)
     Net Decrease in Federal Funds Sold                               3,725,000          2,025,000
     Net Decrease (Increase) in Loans                                  (589,318)           185,353
     Purchase of Equipment, Furniture and Fixtures                      (20,208)            (3,899)
                                                                     -----------------------------
               Net Cash Provided by Investing Activities              4,555,317          4,480,954

Cash Flows from Financing Activities:
     Net Decrease in Deposits                                        (5,290,426)        (3,416,388)
     Payment of Dividends                                              (630,000)          (630,000)
                                                                     -----------------------------
               Net Cash Used by Financing Activities                 (5,920,426)        (4,046,388)
                                                                     -----------------------------
               Increase (Decrease) in Cash and Due from
                  Banks                                                (724,112)         1,123,808

Cash and Due from Banks at Beginning of Year                          2,694,796          1,570,988
                                                                     -----------------------------
               CASH AND DUE FROM BANKS AT END OF
                  YEAR                                                1,970,684          2,694,796
                                                                     =============================

See Notes to Financial Statements.

                          FIRST NATIONAL BANK OF TAFT

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1993 AND 1992


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              The accounting and reporting practices of First National Bank of Taft conform to generally accepted accounting principles and to general practice within the banking industry. The following is a description of the more significant accounting policies.

       Investment Securities

              Investment securities are those securities which the Bank has the ability and intent to hold to maturity. These securities are stated at cost, adjusted for amortization of premium and accretion of discount. Generally, such securities are sold only to meet liquidity needs. Gains and losses on the sale of investment securities are computed on the basis of specific identification of the adjusted cost of each security.

       Allowance for Credit Losses

              The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon reviews of individual credits, recent loss experience, current economic conditions, the risk characteristics of the various categories of loans and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for credit losses and recoveries on loans previously charged off are added to the allowance.

       Property and Equipment

              Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recorded on the straight line and accelerated methods over the estimated useful lives of the respective assets.

       Interest Income on Loans

              Interest on loans is accrued and credited to income based on the principal amount outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed.

       Other Real Estate Owned

              Real estate acquired by foreclosure is carried in other assets at the lower of the recorded investment in the property or its fair value. Prior to foreclosure, the value of the underlying loan is written down to the fair market value of the real estate to be acquired by a charge to the allowance for credit losses, if necessary. Any subsequent write-downs are charged against operating expenses. Operating expenses of such properties, net of related income, and gains and losses on their disposition are included in other expenses.

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continuation)

       Federal Income Taxes

              Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due, plus deferred taxes related primarily to differences between the allowance for credit losses, other real estate, prepaid expenses and accretion of discount on tax exempt securities for financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.


       Other

              The Bank uses the accrual basis of accounting for financial reporting purposes, except for certain minor sources of income which are recorded when received. The difference in methods of accounting for these items is not significant.

Note 2 - INVESTMENT SECURITIES

              The carrying value and approximate market value of investment securities as of December 31, 1993 and 1992 are as follows:

                                        CARRYING          UNREALIZED        UNREALIZED           MARKET
                                          VALUE             GAINS             LOSSES             VALUE
                                       ----------        ------------       ----------         ----------
       December 31, 1993:
          U.S. Treasury Securities     14,383,576          151,894               --            14,535,470
          U.S. Government Agency
             Obligations                9,598,837          522,605               --            10,121,442
          Obligations of States and
             Political Subdivisions     2,694,578          245,218               --             2,939,796
          Other Securities                 59,750               --               --                59,750
                                       ------------------------------------------------------------------
                TOTAL                  26,736,741          919,717               --            27,656,458
                                       ==================================================================

       December 31, 1992:
          U.S. Treasury Securities     14,272,487          196,664               88            14,469,063
          U.S. Government Agency
             Obligations               10,449,134          853,738               --            11,302,872
          Obligations of States and
             Political Subdivisions     3,314,167          216,341              169             3,530,339
          Other Securities                 59,750               --               --                59,750
                                       ------------------------------------------------------------------
                  TOTAL                28,095,538        1,266,743              257            29,362,024
                                       ==================================================================

Note 2 - INVESTMENT SECURITIES - (Continuation)

          The following table shows the maturity distribution (based on carrying value) of the investment portfolio at December 31, 1993:


                                           MATURITY DISTRIBUTION
                        ---------------------------------------------------------
                         WITHIN           ONE TO          FIVE TO        AFTER
                        ONE YEAR        FIVE YEARS       TEN YEARS      TEN YEARS      TOTAL
                        --------        ----------       ---------      ---------      -----
  U.S. Treasury
     Securities         4,020,413       10,363,163              --             --      14,383,576
  U.S. Government
     Agency
     Obligations               --               --       3,209,579      6,389,258       9,598,837
  Obligations of
     States and
     Political
     Subdivisions         509,764        1,637,327         547,487             --       2,694,578
  Other                        --               --              --         59,750          59,750
                        -------------------------------------------------------------------------
             TOTAL      4,530,177       12,000,490       3,757,066      6,449,008      26,736,741
                        =========================================================================

              As of December 31, 1993 and 1992, investment securities carried at approximately $1,221,682 and $11,432,090, respectively, and having a market value of $1,350,226 and $11,800,162, respectively, were pledged to secure public funds on deposit and for other purposes required or permitted by law.

Note 3 - LOANS

              Loans as of December 31, 1993 and 1992, consisted of the following:

                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                           1993                1992
                                                                        ---------           ---------
              Commercial                                                1,565,839             644,113
              Personal                                                    109,581             214,690
              Installment                                                 177,960             187,901
              Consumer                                                    129,748                  --
              Real Estate                                                 873,422             967,360
              Farm                                                      3,203,062           3,414,507
              Student Loans                                               236,032             237,533
              Overdrafts                                                    2,124                 885
                                                                        -----------------------------
                        Total Loans                                     6,297,768           5,666,989

              Less Unearned Discount                                       13,304              13,836
                                                                        -----------------------------
                       NET LOANS                                        6,284,464           5,653,153
                                                                        =============================

Note 3 - LOANS - (Continuation)

              Loan maturities and rate sensitivity of loan portfolio at December 31, 1993 are as follows:


                                        WITHIN            ONE TO              AFTER
                                       ONE YEAR         FIVE YEARS          FIVE YEARS          TOTAL
                                      -----------------------------------------------------------------
Loans at Fixed Interest Rates           963,660           720,749             45,940          1,730,349
Loans at Variable Interest Rates      3,993,292           447,927            126,200          4,567,419
                                      -----------------------------------------------------------------
               TOTAL                  4,956,952         1,168,676            172,140          6,297,768
                                      =================================================================

              Non-accrual loans at December 31, 1993 and 1992 were $4,581 and $59,739, respectively.

              The activity in the allowance for credit losses for the years ended December 31, 1993 and 1992, is summarized below:

                                                                                          1993               1992
                                                                                          ----               ----
              Balance at Beginning of Year                                              270,315             399,594
              Additions - Recoveries of Loans Previously
                 Charged-off                                                             42,960               3,096

              Reduction:
                 Loans Fully or Partially Charged-off                                       967              32,375
                 Reduction in Allowance for Credit Losses                                    --             100,000
                                                                                        ---------------------------
                        Total Reductions                                                    967             132,375
                                                                                        ---------------------------

                        BALANCE AT END OF YEAR                                          312,308             270,315
                                                                                        ===========================

Note 4 - PROPERTY AND EQUIPMENT

              A summary of property and equipment as of December 31, 1993 and 1992 are as follows:

                                                                                         1993                1992
                                                                                         ----                ----
              Building and Improvements                                                 453,650             453,650
              Equipment, Furniture and Fixtures                                         544,080             557,345
                                                                                        ---------------------------
                        Total Property and Equipment                                    997,730           1,010,995

              Less Accumulated Depreciation                                             789,458             793,560
                                                                                        ---------------------------

                        NET PROPERTY AND EQUIPMENT                                      208,272             217,435
                                                                                        ===========================

              Depreciation expense on the above assets was $29,371 and $29,912 for the year ended December 31, 1993 and 1992, respectively.

Note 5 - TIME DEPOSITS OVER $100,000

              Time deposits over $100,000 and their remaining maturities at December 31, 1993 are as follows:

              Three Months or Less                                                      280,000
              Three Through Six Months                                                  522,178
              Six Through Twelve Months                                                 200,000
              Over Twelve Months                                                        300,000
                                                                                      ---------
                        TOTAL                                                         1,302,178
                                                                                      =========

Note 6 - PENSION PLAN

              The Bank has a noncontributory pension plan covering all regular, full-time employees. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service with the Bank and compensation rates near retirement. The 1993 actuarial computation assumed a discount rate of 7.5%, annual salary increases of 4% and an expected long-term rate of return of 7.5%. The Bank's policy is to fund accrued pension costs and amortize transition assets over fifteen years using the straight-line method. Assets of the plan are invested in collective fixed and equity funds managed by a commercial trust department.

              The Bank's net periodic pension cost includes the following components:

                                                                                          1993                1992
                                                                                          ----                ----
              Service Cost                                                               26,057              40,361
              Interest Cost                                                              44,853              47,181
              Actual Return on Plan Assets                                              (65,419)            (41,515)
              Amortization of Transitional Obligation                                   (16,308)            (16,308)
              Amortization of (Gain) Loss                                                10,817             (29,719)
                                                                                        ---------------------------
                        NET PERIODIC PENSION COST                                            --                  --
                                                                                        ===========================

              The funded status of the plan follows:

              Actuarial Present Value of Benefit Obligations:
                 Vested Benefit Obligations                                             582,134             522,138
                 Nonvested Benefits                                                       5,022              22,480
                                                                                        ---------------------------
                        Accumulated Benefit Obligations                                 587,156             544,618

              Effect of Future Salary Increases                                         110,656             122,725
                                                                                        ---------------------------
                        Projected Benefit Obligation                                    697,812             667,343

              Plan Assets at Fair Value                                                 932,504             909,393
                                                                                        ---------------------------
                        PLAN ASSETS IN EXCESS OF
                          PROJECTED BENEFIT OBLIGATIONS                                 234,692             242,050
                                                                                        ===========================

Note 6 - PENSION PLAN - (Continuation)

              The excess consists of the following:

                                                                 1993             1992
                                                                -------          -------
               Unrecognized Net Gain                             19,397           19,319
               Unamortized Asset at Transition                  163,083          179,391
               Prepaid Paid Pension Cost                         52,212           43,340
                                                                ------------------------
                         TOTAL                                  234,692          242,050
                                                                ========================

Note 7 - FEDERAL INCOME TAXES

              A reconciliation of income tax at the Federal statutory rate to income tax expense at the Bank's effective rate is as follows:

                                                                           1993            1992
                                                                          -------         -------
               Expected Tax Expense at the Statutory Rates                289,962         453,840

               Differences Resulting from:
                  Tax Exempt Interest on Obligations of States and
                     Political Subdivisions                               (64,188)        (82,294)
                  Other                                                    (1,361)           (739)
                                                                          -----------------------
                         TOTAL INCOME TAXES                               224,413         370,807
                                                                          =======================

              During 1993, the Bank adopted FAS 109 accounting for income tax. For the year ended December 31, 1992, the Bank was reporting income tax liabilities under FAS 96. The adoption of FAS 109 had no effect on the net assets and liability carrying values for deferred taxes at December 31, 1992.

              The net deferred tax asset (liability) in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

                                                             1993            1992
                                                            ------           -----
               Deferred Tax Asset                            6,055           3,713
               Deferred Tax Liability                       (8,899)             --
                                                            ----------------------
                         NET DEFERRED TAX                   (2,844)          3,713
                                                            ======================

              The effects of principal temporary differences are shown in the following table:

                                                                        1993                 1992
                                                                       ------               ------
               Discount Accretion on Tax Exempt Securities             (2,471)              (2,033)
               Bad Debts                                                6,055                6,055
               Writedowns on Other Real Estate                             --                5,610
               Prepaid Expense                                         (6,428)              (5,919)
                                                                       ---------------------------
                         NET DEFERRED TAX                              (2,844)               3,713
                                                                       ===========================

Note 8 - SUPPLEMENTAL CASH FLOW INFORMATION

              Cash paid for interest in 1993 and 1992 was $912,721 and $1,242,638, respectively. Cash payments for Federal taxes was $310,642 and $375,889 in 1993 and 1992, respectively.

Note 9 - COMMITMENTS AND CONTINGENT LIABILITIES

              The Bank's financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of business and which involve elements of credit risk, interest rate risk and liquidity risk. These commitments and contingent liabilities are commitments to extend credit, commercial letters of credit and standby letters of credit. A summary of the Bank's commitments and contingent liabilities at December 31, 1993 is as follows:

              Commitments to Extend Credit            4,602,565
              Standby Letters of Credit                  45,000

              Commitments to extend credit, commercial letters of credit and standby letters of credit all include exposure to some credit loss in the event of nonperformance of the customer. The Bank's credit policies and procedures for credit commitments and financial guarantees are the same as those for extension of credit that are recorded on the statement of financial condition.

              The Bank is involved in various claims and suits occurring in the ordinary course of business. In the opinion of management and legal counsel, potential liabilities arising from these matters, if any, would not have a material effect on the Bank's financial condition.

Note 10 - RELATED PARTY TRANSACTIONS

              In the ordinary course of business, the Bank makes loans to officers, directors and principal stockholders. These loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Such loans amounted to at $833,686 at December 31, 1993 and $651,909 at December 31, 1992.

Note 11 - CONCENTRATION OF CREDIT

              All of the Bank's loans, commitments and standby letters of credit have been granted to customers in the Bank's market area. Investments in state and municipal securities are concentrated within the State of Texas. The concentration of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding. The Bank does not extend credit to any single borrower or group of related borrowers in excess of its legal lending limit which approximates $874,000 at December 31, 1993.

Note 12 - REGULATORY MATTERS

              The Bank, as a National bank, is subject to the dividend restriction set forth by the Comptroller of the Currency. Under such restriction, the Bank may not, without prior approval of the Comptroller of the Currency, declare dividends in excess of the sum of the current year's earnings (as defined), plus the retained earnings (as defined) from the prior two years. The dividends that the Bank could declare without the approval of the Comptroller of the Currency, as of December 31, 1993, amounted to approximately $960,000. The Bank is also required to maintain minimum amounts of capital to total "risk weighted" assets, as defined by the banking regulators. At December 31, 1993, the Bank is required to have minimum Tier 1 and Total Capital Ratios of 4% and 8%, respectively. The Bank's actual ratios at that date were 29.16% and 30.73%, respectively.

                          FIRST NATIONAL BANK OF TAFT

                         UNAUDITED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1995

                          FIRST NATIONAL BANK OF TAFT

                                 Balance Sheet

                               September 30, 1995

                                  (Unaudited)


                           Assets
                           ------
Cash and due from banks                                                 $        1,935,702
Federal funds sold                                                               9,750,000

Securities available for sale:
       U.S. Treasury securities                                                 15,214,219
       Mortgage pass-through and related securities                              8,348,693
       Other securities                                                             59,750
                                                                        ------------------
                     Total securities available for sale                        23,622,662

Securities held to maturity:
       Obligations of states and political subdivisions                          2,045,708
                                                                        ------------------
                     Total securities held to maturity                           2,045,708

Loans                                                                            4,051,916
       Less:  Unearned discount                                                   (16,776)
       Less:  Allowance for loan losses                                          (258,114)
                                                                        ------------------
                     Loans, net                                                  3,777,026

Bank premises and equipment, net                                                   172,594
Accrued interest receivable                                                        448,561
Other real estate                                                                   19,450
Other assets                                                                        66,711
                                                                        ------------------
                     Total assets                                       $       41,838,414
                                                                        ==================
       Liabilities and Stockholders' Equity
       ------------------------------------
Deposits:
       Demand                                                           $        8,477,660
       Interest bearing transaction accounts                                    15,640,887
       Savings                                                                   1,015,131
       Certificates of deposit                                                   9,756,950
                                                                        ------------------
                     Total deposits                                             34,890,628

Accrued interest payable                                                            81,857
Other liabilities                                                                  347,959
                                                                        ------------------
                     Total liabilities                                          35,320,444
                                                                        ------------------
Stockholders' equity:
       Common stock                                                                450,000
       Additional capital                                                          450,000
       Retained earnings                                                         5,362,037
       Unrealized gains on securities available for sale                           255,933
                                                                        ------------------
                     Total stockholders' equity                                  6,517,970
                                                                        ------------------
                     Total liabilities and stockholders' equity         $       41,838,414
                                                                        ==================

                          FIRST NATIONAL BANK OF TAFT

                              Statements of Income

                 Nine Months Ended September 30, 1995 and 1994

                                  (Unaudited)


                                                                               1995               1994
                                                                               ----               ----
Interest income:
       Interest on loans                                                 $    530,543            462,367
       Interest on federal funds sold                                          89,808            107,537
       Interest on securities available for sale:
           U.S. Treasury securities                                           784,252            571,719
           Mortgage pass-through and related securities                       442,775            528,893
           Other securities                                                     1,840              1,010
       Interest on securities held to maturity:
           States and political subdivisions                                  104,753            118,741
                                                                         ------------          ---------
                     Total interest income                                  1,953,971          1,790,267
                                                                         ------------          ---------
Interest expense:
       Interest on deposits:
           Interest bearing transaction accounts                              344,225            394,186
           Savings                                                             21,275             21,862
           Certificates of deposit                                            332,919            187,628
       Other                                                                    3,752              1,469
                                                                         ------------          ---------
                     Total interest expense                                   702,171            605,145
                                                                         ------------          ---------
                     Net interest income                                    1,251,800          1,185,122

Provision for loan losses                                                           -                  -
                                                                         ------------          ---------
                     Net interest income after provision for
                        loan losses                                         1,251,800          1,185,122
                                                                         ------------          ---------
Other income:
       Service charges                                                         95,312            101,982
       Other income                                                            48,892             30,223
                                                                         ------------          ---------
                     Total other income                                       144,204            132,205
                                                                         ------------          ---------
Other expenses:
       Salaries and employee benefits                                         309,211            287,714
       Net occupancy and equipment expense                                    100,345            103,184
       Other operating expenses                                               326,034            327,950
                                                                         ------------          ---------
                     Total other expense                                      735,590            718,848
                                                                         ------------          ---------
                     Income before income taxes                               660,414            598,479

Applicable income taxes                                                       184,111            158,228
                                                                         ------------          ---------
                     Net income                                          $    476,303            440,251
                                                                         ============          =========

                          FIRST NATIONAL BANK OF TAFT

                            Statements of Cash Flows

                 Nine Months Ended September 30, 1995 and 1994

                                  (Unaudited)


                                                                               1995               1994
                                                                               ----               ----
Net cash flows from operating activities:
       Net income                                                        $    476,303            440,251
       Adjustments to reconcile net income to net
           cash provided by operating activities:
              Depreciation                                                      8,312             11,609
              Premium amortization net of discount
                 accretion on securities                                      147,325            160,740
              Deferred Federal income taxes                                  (152,180)             8,656
              Decrease (increase) in accrued interest
                 receivable                                                   102,393            (60,344)
              Decrease in other assets                                         12,216             39,098
              Decrease in Federal income tax receivable                         1,045            107,576
              Increase (decrease) in accrued expenses
                 and other liabilities                                        305,066            (84,744)
                                                                         ------------         ----------
                     Net cash provided by operating
                        activities                                            900,480            622,842
                                                                         ------------         ----------
Net cash flows from investing activities:
       Proceeds from sales of securities available
           for sale                                                           999,769                  -
       Proceeds from maturities of securities
           available for sale                                               4,715,371          4,727,704
       Purchase of securities available for sale                           (1,124,161)        (8,114,453)
       Proceeds from maturities of securities held
           to maturity                                                              -            510,000
       Net increase in federal funds sold                                  (8,675,000)        (2,500,000)
       Net decrease in loans                                                1,608,614          2,640,290
                                                                         ------------         ----------
                     Net cash used in investing
                        activities                                         (2,475,407)        (2,736,459)
                                                                         ------------         ----------
Net cash flows from financing activities:
       Net increase in deposits                                             2,952,642          1,983,968
       Payment of dividends                                                  (630,000)          (630,000)
                                                                         ------------         ----------
                     Net cash provided by financing
                        activities                                          2,322,642          1,353,968
                                                                         ------------         ----------
                     Net increase (decrease) in cash
                        and due from banks                                    747,715           (759,649)

Cash and cash equivalents at beginning of year                              1,187,987          1,970,684
                                                                         ------------         ----------
Cash and cash equivalents at end of year                                 $  1,935,702          1,211,035
                                                                         ============         ==========